UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2006

CHINA MOBILITY SOLUTIONS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-26559

 (Commission File Number)

N/A

(I.R.S. Employer Identification No.)

900-789 West Pender St.
Vancouver British Columbia Canada V6C 1H2

(Address of Principal Executive Offices) (Zip Code)

604-632-9638

(Registrant's Telephone Number, Including Area Code)

This Current Report on Form 8-K is filed by China Mobility Solutions Inc., a Nevada corporation (the “Registrant”), in connection with the items set forth below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 21, 2006, Greg Yep, Director resigned  from all positions with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MOBILITY SOLUTIONS INC.

Date: September 21, 2006	By:	/s/ Angela Du
Angela Du
Title: President